UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 4, 2015
Date of Report (Date of Earliest Event Reported)

COMM 2015-DC1 Mortgage Trust
(Exact name of issuing entity)

UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)

Jefferies LoanCore LLC
(Exact name of sponsor as specified in its charter)

German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-193376-16	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street
New York, New York
(Address of principal executive offices)

 (212) 250-2500
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 4, 2015, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2015 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, of COMM 2015-DC1 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-5, Class X-A, Class A-M, Class B, Class PEZ and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B, Class X-C, Class X-D, Class X-E, Class X-F, Class D, Class E, Class F, Class G, Class H, Class HIX, Class V, Class R and Class LR Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $1,220,353,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), UBS Securities LLC (“UBS”), Jefferies LLC (“Jefferies”), Natixis Securities Americas LLC (“Natixis”) and Citigroup Global Markets Inc. (“CGMI” and, together with DBSI, UBS, Jefferies and Natixis, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of February 24, 2015 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”).  DBSI is acting as sole bookrunner and lead manager.  The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated September 3, 2014, as supplemented by the Prospectus Supplement, dated February 25, 2015, in negotiated transactions or otherwise at varying prices determined at the time of sale.  The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates, having an aggregate initial principal amount of $195,351,764, were sold to DBSI, UBS, Jefferies and Natixis (together with DBSI, UBS and Jefferies, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of February 24, 2015, among the Depositor, the Initial Purchasers and GACC.  The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2015-DC1 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 67 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 81 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective March 4, 2015 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (ii) UBS Real Estate Securities Inc. (“UBSRES”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective March 4, 2015 (the “UBSRES Mortgage Loan Purchase Agreement”), between the Depositor and UBSRES, (iii) Natixis Real Estate Capital LLC (“NREC”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective March 4, 2015 (the “NREC Mortgage Loan Purchase Agreement”), between the Depositor and NREC and (iv) Jefferies LoanCore LLC (“JLC”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective March 4, 2015 (the “JLC Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement, the UBSRES Mortgage Loan Purchase Agreement and the NREC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and JLC.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC, UBSRES, NREC and JLC.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,528,238.08, were approximately $1,464,829,897.16.  Of the expenses paid by the Depositor, approximately $0 were paid directly to affiliates of the Depositor, approximately $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and approximately $5,478,238.08 were other expenses.  All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses.  No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Berkadia Commercial Mortgage LLC will act as primary servicer with respect to all of the Mortgage Loans other than the 100 West 57th Street Mortgage Loan and the 760 & 800 Westchester Avenue Mortgage Loan pursuant to that certain Primary Servicing Agreement, dated as of January 18, 2013 (the “Berkadia Primary Servicing Agreement”), between KeyCorp Real Estate Capital Markets, Inc and Berkadia Commercial Mortgage LLC.

Further information regarding such sales relating to the price per class of Public Certificates on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus Supplement, dated February 25, 2015, to the Prospectus, dated September 3, 2014.  The related registration statement (file no. 333-193376) was originally declared effective on February 12, 2014.

The Underwriting Agreement, the Pooling and Servicing Agreement, the Berkadia Primary Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated as of February 24, 2015, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., UBS Securities LLC, Jefferies LLC, Citigroup Global Markets Inc., Natixis Securities Americas LLC, and German American Capital Corporation.

Exhibit 4
Pooling and Servicing Agreement, dated as of March 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 4, 2015.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 4, 2015 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated March 4, 2015 (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective March 4, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective March 4, 2015, between Deutsche Mortgage & Asset Receiving Corporation and UBS Real Estate Securities Inc.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective March 4, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective March 4, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.

Exhibit 99.5	Berkadia Primary Servicing Agreement, dated and effective January 18, 2013, between KeyCorp Real Estate Capital Markets, Inc and Berkadia Commercial Mortgage LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)

Date: March 4, 2015
	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1
Underwriting Agreement, dated as of February 24, 2015, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., UBS Securities LLC, Jefferies LLC, Citigroup Global Markets Inc., Natixis Securities Americas LLC, and German American Capital Corporation.
(E)

4
Pooling and Servicing Agreement, dated as of March 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated March 4, 2015.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated March 4, 2015 (included as part of Exhibit 5).	(E)

23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated March 4, 2015 (included as part of Exhibit 5).	(E)

99.1	Mortgage Loan Purchase Agreement, dated and effective March 4, 2015, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.	(E)

99.2	Mortgage Loan Purchase Agreement, dated and effective March 4, 2015, between Deutsche Mortgage & Asset Receiving Corporation and UBS Real Estate Securities Inc.	(E)

99.3	Mortgage Loan Purchase Agreement, dated and effective March 4, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.	(E)

99.4	Mortgage Loan Purchase Agreement, dated and effective March 4, 2015, between Deutsche Mortgage & Asset Receiving Corporation and Jefferies LoanCore LLC.	(E)

99.5	Berkadia Primary Servicing Agreement, dated and effective January 18, 2013, between KeyCorp Real Estate Capital Markets, Inc and Berkadia Commercial Mortgage LLC.	(E)